UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3970

Smith Barney California Municipals Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
   (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
   (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28
Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
CALIFORNIA MUNICIPALS
FUND INC.

CLASSIC SERIES | ANNUAL REPORT | FEBRUARY 28, 2005

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Annual Report • February 28, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
JOSEPH P. DEANE PORTFOLIO MANAGER	DAVID T. FARE PORTFOLIO MANAGER
JOSEPH P. DEANE
Joseph P. Deane has 34 years of securities business experience and has managed the fund since its inception. Education: BA in History from Iona College.	What’s Inside

	Letter from the Chairman	1
	Manager Overview	3
	Fund at a Glance	5
DAVID T. FARE	Fund Expenses	6
David T. Fare has 17 years of securities business experience. Education: BA from St. John’s University.	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	20
FUND OBJECTIVE	Statement of Operations	21
	Statements of Changes in Net Assets	22
The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with prudent investment management and the preservation of capital.* The fund invests at least 80% of its assets in California municipal securities. California municipal securities include securities issued by the state of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from California personal income taxes.	Financial Highlights	23
	Notes to Financial Statements	26
	Report of Independent Registered Public Accounting Firm	33
	Additional Information	34
	Important Tax Information	36

* Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the 12-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in

August, September, November, December 2004, and in February 2005, bringing the target for the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25%
to 2.75%.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

1 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals. Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer March 23, 2005
2 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

MANAGER OVERVIEW

Market Overview

Although labor market growth languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.iv

After an extended period of monetary easing, the Fed’s monetary policymaking committee raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June – the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its federal funds rate target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock prices and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.[v] The Fed subsequently raised its federal funds rate target by 25 basis pointsvi at its meetings in November and again in December. The Fed tightening continued in 2005, as the Fed raised rates another 0.25% to 2.50% on February 2, 2005. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

Performance Review

For the 12 months ended February 28, 2005, Class A shares of the Smith Barney California Municipals Fund Inc., excluding sales charges, returned 2.03%. These shares underperformed the Lipper California Municipal Debt Funds Category Average,[1] which was 2.90%. The fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Indexvii returned 2.96% for the same period.

PERFORMANCE SNAPSHOT AS OF FEBRUARY 28, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months
California Municipals Fund – Class A Shares	2.24%	2.03%
Lehman Brothers Municipal Bond Index	2.04%	2.96%
Lipper California Municipal Debt Funds Category Average	2.76%	2.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.91% and Class C shares returned 1.95% over the six months ended February 28, 2005. Excluding sales charges, Class B shares returned 1.44% and Class C shares returned 1.46% over the twelve months ended February 28, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 125 funds for the six-month period and among the 125 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2005, including the reinvestment of dividends and capital gainsdistributions, if any, calculated among the 125 funds in the fund’s Lipper category, and excluding sales charges.

3 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Factors that Influenced Fund Performance

Over the period, the Lehman Brothers California Municipal Bond Indexviii returned 4.01%, above that of the broader-based Lehman Brothers Municipal Bond Index’s return of 2.96% for the period. Although the fund’s lower-duration approach limited its ability to completely participate in the market’s upside moves, this more defensive approach to interest rate risk resulted in a smoother ride for investors who held the fund over the period in comparison to longer-duration portfolios.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that this cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney California Municipals Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Portfolio Manager	Portfolio Manager

March 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, the fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the fund’s losses from events affecting a particular issuer. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs. Inflation data based upon Consumer Price Index/deflation data.
[v]	Source: Bureau of Labor Statistics based upon growth of non-farm payroll jobs.
vi	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
vii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
viii	The Lehman Brothers California Municipal Bond Index is a broad measure of the California municipal bond market with an overall average maturity of approximately three years.
4 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

5 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2004 and held for the six months ended February 28, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	2.24%	$1,000.00	$1,022.40	0.70%	$3.51

Class B	1.91	1,000.00	1,019.10	1.23	6.16

Class C(4)	1.95	1,000.00	1,019.50	1.26	6.31

(1)	For the six months ended February 28, 2005.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.
6 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,021.32	0.70%	$3.51

Class B	5.00	1,000.00	1,018.70	1.23	6.16

Class C(3)	5.00	1,000.00	1,018.55	1.26	6.31

(1)	For the six months ended February 28, 2005.
(2)
Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
7 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 2/28/05	2.03%	1.44%	1.46%

Five Years Ended 2/28/05	6.31	5.74	5.72

Ten Years Ended 2/28/05	6.04	5.48	5.43

Inception* through 2/28/05	7.59	5.79	6.42

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 2/28/05	(2.08)%	(2.95)%	0.48%

Five Years Ended 2/28/05	5.44	5.58	5.72

Ten Years Ended 2/28/05	5.61	5.48	5.43

Inception* through 2/28/05	7.38	5.79	6.42

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (2/28/95 through 2/28/05)	79.71%

Class B (2/28/95 through 2/28/05)	70.50

Class C(3) (2/28/95 through 2/28/05)	69.74

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B and C shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.
8 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average†

February 1995 — February 2005

†
Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1995, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 2005. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Debt Funds Average is composed of an average of the Fund’s peer group of 125 mutual funds investing in California municipal bonds as of February 28, 2005. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

9 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

LONG-TERM INVESTMENTS — 95.9%
Education — 5.0%
		California Educational Facilities Authority Revenue:
$2,980,000	Aa3*	Claremont University Center, Series B, 5.000% due 3/1/24	$3,100,988
		Pepperdine University, Series A:
1,775,000	A1*	5.000% due 11/1/18	1,876,885
1,500,000	A1*	5.000% due 11/1/29	1,535,730
6,125,000	Ba1*	Pooled College & University Project, Series A, (Call 7/1/08 @ 101), 5.500% due 7/1/15 (b)	5,941,556
1,000,000	A1*	Scripps College, 5.250% due 8/1/26	1,052,700
15,000,000	AAA	Stanford University, Series Q, 5.250% due 12/1/32 (c)	15,916,350
315,000	A-	California State Public Works Board, High Technology Facilities, Lease Revenue, San Jose Facilities, Series A, 7.750% due 8/1/06	329,112
2,000,000	AAA	California State University Foundation Revenue, Monterey Bay, MBIA-Insured, 5.350% due 6/1/31	2,130,700
5,000,000	AAA	Corona-Norco Unified School District, Special Tax, Community Facilities District No. 98-1, MBIA-Insured, 5.500% due 9/1/33	5,434,300
1,000,000	AAA	Fullerton University Foundation, Auxiliary Organization Revenue, Series A, MBIA-Insured, 5.750% due 7/1/30	1,106,990
1,250,000	AAA	San Diego Community College District, Lease Revenue, MBIA-Insured, (Call 12/1/06 @ 102), 6.125% due 12/1/16 (b)	1,354,812
2,600,000	AAA	Victor Valley Unified High School District, COP, MBIA-Insured, 5.750% due 11/1/17	2,713,542

			42,493,665

Electric, Light & Power — 1.9%
		Northern California Power Agency, Public Power Revenue, (Geothermal Project No. 3.), Series A:
360,000	BBB+	5.000% due 7/1/09	364,118
750,000	BBB+	Call 7/1/08 @ 100, 5.000% due 7/1/09 (b)	804,277
2,000,000	AAA	Redding Electric System Revenue COP, Regular Linked SAVRS & RIBS, MBIA-Insured, (Partially escrowed to maturity with U.S. Treasury Obligations), 6.368% due 7/1/22	2,424,020
6,000,000	AAA	Sacramento Municipal Utility District Electric Revenue, MBIA-Insured, Series N, 5.000% due 8/15/28	6,206,940
		Sacramento Power Authority, Cogeneration Project Revenue:
1,800,000	BBB	6.500% due 7/1/07	1,912,500
1,800,000	BBB	6.500% due 7/1/08	1,912,986
2,200,000	BBB	6.500% due 7/1/09	2,339,590

			15,964,431

Finance — 9.0%
10,000,000	AA	Beverly Hills PFA, Lease Revenue, (Capital Improvements Project), Series A, 5.250% due 6/1/28	10,408,300
1,300,000	BBB+	Fresno Joint Powers Financing Authority Local Agency Revenue, Series A, 6.550% due 9/2/12	1,330,303
3,000,000	AAA	Long Beach Bond Finance Authority Lease Revenue, (Rainbow Harbor Refinancing Project), Series A, AMBAC-Insured, 5.250% due 5/1/24	3,173,640
6,500,000	AA	Los Angeles County Public Works Financing Authority Revenue, Series A, 5.000% due 10/1/19	6,855,290
5,550,000	AAA	Pomona PFA Revenue, (Merged Redevelopment Project), Tax Allocation, Series AD, MBIA-Insured, 5.000% due 2/1/21	5,833,438
		Sacramento City Financing Authority Revenue, Capital Improvement:
2,000,000	AA-	5.625% due 6/1/30	2,171,460
		AMBAC-Insured, Series A:
5,070,000	AAA	5.500% due 12/1/20	5,691,481
6,300,000	AAA	5.500% due 12/1/21	7,049,637
1,600,000	AAA	Solid Waste and Redevelopment Project, 5.875% due 12/1/29	1,794,832

See Notes to Financial Statements.
10 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Finance — 9.0% (continued)
$2,800,000	AAA	Salida Area Public Facilities Financing Agency, Community Facilities District Special Tax Revenue No. 1988-1, FSA-Insured, 5.250% due 9/1/18	$2,996,000
3,205,000	AAA	San Luis Obispo County Financing Authority Revenue, (Lopez Dam Improvement Project), Series A, MBIA-Insured, 5.375% due 8/1/30	3,402,973
2,875,000	AAA	Santa Ana Financing Authority Lease Revenue, (Police Administration & Holding Facilities), Series A, MBIA-Insured, 6.250% due 7/1/24	3,505,746
2,000,000	AAA	South Orange County PFA Special Tax Revenue, Sr. Lien, Series A, MBIA-Insured, 7.000% due 9/1/10 (d)	2,381,260
		Stockton PFA Lease Revenue, (Parking & Capital Projects), FGIC-Insured:
2,000,000	AAA	5.125% due 9/1/30	2,105,200
1,900,000	AAA	5.250% due 9/1/34	2,028,801
		Virgin Islands Public Finance Authority Revenue, Series A:
10,000,000	BBB	5.500% due 10/1/18	10,466,000
5,000,000	BBB	6.500% due 10/1/24	5,710,450

			76,904,811

General Obligation — 9.6%
2,000,000	AAA	Adelanto School District, Capital Appreciation, Series B, FGIC-Insured, zero coupon bond to yield 6.650% due 9/1/18	1,079,820
		California State, Veterans Bonds:
1,000,000	AA-	Series AT, 9.500% due 2/1/10	1,271,630
2,000,000	AA-	Series AU, 8.400% due 10/1/06	2,169,660
		Los Angeles Unified School District:
20,000,000	AAA	Series A, FSA-Insured, 5.000% due 7/1/24 (c)	21,156,600
14,230,000	AAA	Series E, MBIA-Insured, 5.125% due 7/1/22 (c)	15,255,983
4,000,000	AAA	Moreno Valley, Special Tax, Unified School District, Series A, FSA-Insured, 5.000% due 8/1/25	4,224,200
4,720,000	AAA	Pasadena Unified School District, Series A, FGIC-Insured, (Call 5/1/08 @ 101), 5.000% due 5/1/20 (b)	5,110,958
3,000,000	AAA	Placentia-Yorba Linda Unified School District, Series B, FGIC-Insured, 5.500% due 8/1/27	3,327,570
1,000,000	A1*	San Diego Public Safety Communication Project, 6.650% due 7/15/11	1,175,840
		Santa Margarita-Dana Point Authority Revenue:
20,000,000	AAA	Series A, AMBAC-Insured, 5.125% due 8/1/18 (c)	21,285,400
1,500,000	AAA	Water Improvement Districts 3, 3A, 4 & 4A, Series B, MBIA-Insured, 7.250% due 8/1/14 (d)	1,910,280
4,000,000	AAA	Tahoe-Truckee Unified School District, Improvement District No.1, Series A, FGIC-Insured, (Call 8/1/09 @ 101), 5.750% due 8/1/20 (b)	4,523,520

			82,491,461

Hospitals — 8.8%
		California Health Facilities Financing Authority Revenue:
705,000	A	Casa De Las Campanas, Series A, 5.500% due 8/1/12	750,874
		Catholic West, Series A, MBIA-Insured:
2,185,000	AAA	5.125% due 7/1/24	2,278,802
815,000	AAA	Call 7/1/07 @ 102, 5.125% due 7/1/24 (b)	879,605
12,000,000	A3*	Cedars-Sinai Medical Center, Series A, 6.125% due 12/1/30 (c)	13,163,400
1,930,000	NR	Daniel Freeman Hospital, Series A, (Call 5/1/05 @ 102), 6.500% due 5/1/20 (b)	1,982,843
2,500,000	AAA	De Las Companas, Series A, AMBAC-Insured, 5.750% due 7/1/15	2,578,525
		Kaiser Permanente:
2,500,000	A	Marshall Hospital, Series A, 5.250% due 11/1/18	2,618,400
3,500,000	AAA	Series A, FSA-Insured, 5.000% due 6/1/18 (e)	3,707,620
1,750,000	AAA	Series B, 5.250% due 10/1/14 (e)	1,876,105
5,145,000	AAA	Stanford Health Care, Series A, FSA-Insured, 5.000% due 11/15/18	5,466,717

See Notes to Financial Statements.
11 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Hospitals — 8.8% (continued)
		Sutter Health, Series A:
		FSA-Insured
$1,470,000	AAA	5.125% due 8/15/17	$1,558,670
1,500,000	AAA	5.250% due 8/15/27	1,565,520
2,000,000	AAA	MBIA-Insured, 5.000% due 8/15/19	2,112,600
		California Statewide Communities Development Authority Revenue COP:
4,515,000	AAA	Industrial Health Facilities, Unihealth America, Series A, AMBAC-Insured, 5.500% due 10/1/07 (e)	4,858,050
19,000,000	AAA	Kaiser Permanente, 5.300% due 12/1/15 (c)(e)	20,161,850
4,000,000	AA-	St. Joseph’s Health System 5.250% due 7/1/21	4,132,400
500,000	AAA	Sutter Health Obligated Group, MBIA-Insured, 6.000% due 8/15/25	517,290
1,000,000	AAA	Modesto Health Facilities Revenue, Memorial Hospital Association, Series B, MBIA-Insured, 5.125% due 6/1/17	1,059,270
2,000,000	AAA	San Bernardino County COP, (Capital Facility Project), Series B, 6.875% due 8/1/24 (e)	2,622,280
525,000	AAA	Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial Project), 10.300% due 3/1/11 (e)	642,175
1,250,000	NR	Sequoia Hospital District, 5.375% due 8/15/23 (e)	1,251,762

			75,784,758

Housing: Multi-Family — 1.7%
1,250,000	AAA	ABAG Finance Authority for Nonprofit Corp., MFH Revenue, (Edgewood Apartments Project), Series A, FNMA-Collateralized, 5.700% due 11/1/26 (f)	1,282,238
6,000,000	NR	California Statewide Communities Development Authority, Multi-Family Revenue, Series E, FNMA-Collateralized, 6.400% due 6/1/28 (d)(f)	6,181,980
1,740,000	AAA	Riverside County Housing Authority, MFH Revenue, Brandon Place Apartments, Series B, FNMA-Collateralized, 5.625% due 7/1/29 Mandatory Put 7/1/09 @ 100 (f)	1,838,119
660,000	AAA	San Francisco City & County Redevelopment Agency, MFH Revenue, 1045 Mission Apartments, Series C, GNMA-Collateralized, 5.200% due 12/20/17 (f)	679,226
1,500,000	Aaa*	San Jose MFH Revenue, Timberwood Apartments, Series A, 7.500% due 2/1/20	1,502,220
2,755,000	AAA	Victorville MFH Revenue, Wimbledon Apartments, Series A, GNMA-Collateralized, 6.300% due 4/20/31	2,848,890

			14,332,673

Housing: Single-Family — 3.3%
		California HFA Revenue Bonds, Home Mortgage:
		Capital Appreciation:
325,000	AA-	Series 1983-B, FHA-Insured, zero coupon bond to yield 10.360% due 8/1/15	135,704
310,000	AA-	Series 1984-B, zero coupon bond to yield 3.550% due 8/1/16	86,450
10,000	AA-	MGIC-Insured, 10.250% due 2/1/14	10,423
		Single-Family Mortgage:
520,000	AAA	Issue A-2, FHA-Insured, 6.350% due 8/1/15 (d)(f)	530,910
1,415,000	AAA	Series B-3, Class II, MBIA-Insured, 5.375% due 8/1/21 (f)	1,442,720
790,000	AAA	California Rural Home Mortgage Financing Authority, Single-Family Mortgage Revenue, Mortgage-Backed Securities, Series D, GNMA/FNMA-Collateralized, 6.000% due 12/1/31(f)	830,590
10,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	10,304,100
270,000	AAA	Contra Costa County Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized, 7.750% due 5/1/22 (e)(f)	360,858
20,000	Aaa*	Los Angeles Home Mortgage Revenue Bonds, (Second Mortgage Project), GNMA-Collateralized, 8.100% due 5/1/17	20,647
115,000	AAA	Martinez Home Mortgage Revenue Bonds, (Escrowed to maturity with cash), 10.750% due 2/1/16	161,833

See Notes to Financial Statements.
12 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Housing: Single-Family — 3.3% (continued)
$3,325,000	AAA	Perris Single-Family Mortgage Revenue, Series A, Mortgage-Backed Securities Program, GNMA-Collateralized, 8.300% due 12/1/13 (e)(f)	$4,035,220
6,000,000	AAA	Pleasanton-Suisun City HFA, Home Mortgage Revenue, Series A, MBIA-Insured, zero coupon bond to yield 6.010% due 10/1/16 (e)	3,733,440
		Riverside County Single-Family Mortgage Revenue, Mortgage-Backed Securities Program,
		GNMA-Collateralized:
2,620,000	AAA	8.300% due 11/1/12 (e)(f)	3,423,528
1,000,000	AAA	Series A, 7.800% due 5/1/21 (e)(f)	1,408,970
1,500,000	AAA	Sacramento County Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized, 8.000% due 7/1/16 (e)(f)	1,875,315

			28,360,708

Miscellaneous — 5.2%
2,000,000	AAA	Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured, 6.200% due 7/16/23	2,196,940
4,000,000	AAA	California Infrastructure & Economic Development Bank Insured Revenue, AMBAC-Insured, (Rand Corp. Project), Series A, 5.500% due 4/1/32	4,325,560
2,500,000	AAA	California State Public Works Board Lease Revenue, Department of Corrections, Series B, MBIA-Insured, 5.000% due 9/1/21	2,623,400
3,000,000	AAA	Contra Costa County COP, Capital Projects Program, AMBAC-Insured, 5.250% due 2/1/21	3,159,750
3,680,000	AAA	Fontana COP, AMBAC-Insured, 5.000% due 9/1/21	3,877,763
3,250,000	AAA	Los Angeles County Community Facilities, District No. 3, Special Tax, Series A, FSA-Insured, 5.500% due 9/1/14	3,556,280
1,675,000	AAA	Orange County 1996 Recovery COP, Series A, MBIA-Insured, 6.000% due 7/1/26	1,786,186
		San Francisco City & County COP, San Bruno Jail No. 3, AMBAC-Insured:
14,000,000	AAA	5.250% due 10/1/26 (c)	15,036,560
5,000,000	AAA	5.250% due 10/1/33	5,299,350
2,795,000	AAA	Solano County COP, Capital Improvement Project, AMBAC-Insured, 5.000% due 11/15/19	2,980,057

			44,841,846

Pollution Control — 2.7%
		California Financing Authority PCR:
1,500,000	A+	San Diego Gas & Electric, Series A, 6.800% due 6/1/15 (f)	1,831,665
9,900,000	BBB+	Southern California Edison Co., Series B, 6.400% due 12/1/24 (f)	9,944,946
2,770,000	AAA	Fresno County Financing Authority, Solid Waste Revenue, (American Avenue Landfill Project), MBIA-Insured, 5.750% due 5/15/14	2,845,676
		Inland Empire Solid Waste Financing Authority Revenue, (Landfill Improvement Financing Project), Series B, FSA-Insured:
5,000,000	AAA	6.250% due 8/1/11 (e)(f)	5,548,000
2,500,000	AAA	Call 8/1/06 @ 102, 6.000% due 8/1/16 (b)(f)	2,664,800

			22,835,087

Public Facilities — 6.1%
5,000,000	AAA	California State Public Works Board Lease Revenue, Department of Health Services, Series A, MBIA-Insured, 5.750% due 11/1/24	5,470,250
450,000	AAA	Los Angeles Convention & Exhibition Center Authority, COP, (Call 12/1/05 @ 100), 9.000% due 12/1/20 (b)	472,684
2,000,000	AAA	Monrovia Financing Authority Lease Revenue, Hillside Wilderness Preserve, AMBAC-Insured, 5.125% due 12/1/31	2,113,760
4,500,000	AAA	Palm Springs Financing Authority Lease Revenue, (Convention Center Project), Series A, MBIA-Insured, 5.500% due 11/1/29	5,016,780
		Riverside County COP, (Historic Courthouse Project), Series A:
2,320,000	A+	5.000% due 11/1/23	2,409,065
2,705,000	A+	5.000% due 11/1/28	2,756,233

See Notes to Financial Statements.
13 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Public Facilities — 6.1% (continued)
$4,600,000	AAA	Sacramento County COP (Public Facilities Project), Solid Waste Facilities, MBIA-Insured, 5.250% due 12/1/16	$4,903,370
25,000,000	AAA	San Francisco, California State Building Authority Lease Revenue, San Francisco Civic Center, Complex-A, AMBAC-Insured, 5.250% due 12/1/21 (c)	26,626,250
4,310,000	Aaa*	San Marcos Public Facilities Authority, Public Facilities Revenue, zero coupon bond to yield 5.980% due 1/1/19 (e)	2,341,968

			52,110,360

Tax Allocation — 3.5%
2,000,000	AAA	Anaheim Public Finance Authority, Tax Allocation Revenue, Regular Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18	2,219,000
1,000,000	AAA	El Centro Redevelopment Agency, Tax Allocation, (El Centro Redevelopment Project), MBIA-Insured, 6.375% due 11/1/17	1,079,760
2,160,000	AAA	Fontana Public Finance Authority, Tax Allocation Revenue Bonds, Series A, MBIA-Insured, 5.000% due 9/1/20	2,206,980
6,485,000	AAA	Healdsburg Community Redevelopment Agency, Tax Allocation, (Sotoyome Community Development Project), Series A, MBIA-Insured, 5.125% due 8/1/31	6,779,354
6,500,000	AAA	La Quinta Redevelopment Agency, Tax Allocation, (Redevelopment Project Area No. 1), AMBAC-Insured, 5.125% due 9/1/32	6,831,565
2,670,000	AAA	Ontario Redevelopment Financing Authority, Tax Allocation, (Redevelopment Project No. 1), MBIA-Insured, 5.800% due 8/1/23 (e)	2,704,790
		Rancho Cucamonga Redevelopment Agency, Tax Allocation, (Rancho Redevelopment Project):
2,500,000	AAA	FSA-Insured, 5.250% due 9/1/20	2,706,225
		MBIA-Insured,
2,445,000	AAA	5.250% due 9/1/16	2,588,644
1,000,000	AAA	5.250% due 9/1/26	1,057,990
2,000,000	AAA	Vista Community Development Commission, Tax Allocation Revenue, (Vista Redevelopment Project), MBIA-Insured, 5.250% due 9/1/15	2,030,520

			30,204,828

Tobacco — 4.0%
5,250,000	Baa3*	California County Tobacco Securitization Agency, Asset-Backed Revenue Alameda County, 5.750% due 6/1/29	5,264,857
		Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue: Enhanced Asset-Backed Securities, Series B:
4,215,000	A-	5.375% due 6/1/17	4,349,796
3,280,000	A-	5.500% due 6/1/18	3,466,074
20,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39 (c)	20,962,000

			34,042,727

Transportation — 15.1%
15,000,000	AAA	California Infrastructure & Economic Development Bank Insured Revenue, Bay Area Toll Bridges 1st Lien, Series A, FGIC-Insured, 5.000% due 7/1/29 (c)	15,706,200
2,000,000	AAA	Foothill Eastern Corridor Agency, California Toll Revenue, Sr. Lien, Series A, (Call 1/1/07 @ 100), 6.000% due 1/1/34 (b)(d)	2,129,040
1,250,000	AAA	Fresno Airport Revenue, Series A, FSA-Insured, 5.500% due 7/1/30	1,369,600
9,000,000	AAA	Sacramento County Airport System Revenue, Series A, MBIA-Insured, 5.900% due 7/1/24 (f)	9,595,620
130,000	AAA	San Francisco Airport Improvement Corp. Lease Revenue, (United Airlines Inc.), 8.000% due 7/1/13 (e)	156,047
15,270,000	AAA	San Francisco Bay Area Rapid Transportation District Sales Tax Revenue, AMBAC-Insured, 5.000% due 7/1/28 (c)	15,835,601

See Notes to Financial Statements.
14 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Transportation — 15.1% (continued)
		San Joaquin Hills, California Transportation Corridor Agency, Toll Road Revenue Sr. Lien:
$5,000,000	AAA	Zero coupon bond to yield 7.670% due 1/1/14 (e)	$3,561,550
60,000,000	AAA	Zero coupon bond to yield 7.543% due 1/1/16 (c)(e)	38,093,400
17,500,000	AAA	Zero coupon bond to yield 7.720% due 1/1/17 (c)(e)	10,555,825
25,000,000	AAA	Zero coupon bond to yield 7.720% due 1/1/18 (c)(e)	14,250,750
20,000,000	AAA	Zero coupon bond to yield 7.720% due 1/1/19 (c)(e)	10,838,200
20,000,000	AAA	Zero coupon bond to yield 7.680% due 1/1/26 (e)	7,553,800

			129,645,633

Water & Sewer — 20.0%
1,240,000	AAA	Anaheim PFA Revenue, Water Utility, (Lenain Filtration Project), FGIC-Insured, (Call 4/1/06 @ 100), 5.250% due 10/1/19 (b)	1,279,903
		California State Department of Water Resources:
		Central Valley Project Revenue, Water System:
1,000,000	AA	Series O, (Call 12/1/05 @ 101), 5.000% due 12/1/22 (b)	1,031,650
5,000,000	AA	Series S, 5.000% due 12/1/19	5,287,050
11,000,000	AA	Series U, 5.000% due 12/1/29 (c)	11,250,690
		Castaic Lake Water Agency Revenue COP, (Water System Improvement
7,270,000	AAA	5.250% due 8/1/19	7,863,523
7,615,000	AAA	5.125% due 8/1/30	8,009,305
4,350,000	AAA	City of Vallejo California, Vallejo Parity Revenue, (Water Improvement Project), Series A, FSA-Insured, 5.250% due 5/1/29	4,627,878
6,000,000	AAA	Clovis Sewer Revenue, MBIA-Insured, 5.200% due 8/1/28	6,396,420
4,000,000	AAA	Cucamonga County Water District COP, FGIC-Insured, 5.125% due 9/1/31	4,196,440
11,440,000	AAA	East Bay Municipal Utility District Wastewater Treatment Systems Revenue, FGIC-Insured, 5.000% due 6/1/26 (c)	11,991,866
		East Bay Municipal Utility District Water Systems Revenue:
8,400,000	AAA	FGIC-Insured, 5.000% due 6/1/26	8,684,340
8,400,000	AAA	MBIA-Insured, 5.000% due 6/1/26	8,779,260
		Eastern Municipal Water District COP, Water & Sewer Revenue:
1,000,000	AAA	FGIC-Insured, 6.750% due 7/1/12	1,211,280
17,750,000	AAA	Series A, MBIA-Insured, 5.250% due 7/1/23 (c)	18,605,550
1,900,000	AAA	El Centro Financing Authority, Water & Wastewater Revenue, Series A, AMBAC-Insured, 5.125% due 10/1/27	2,014,285
1,720,000	AAA	Lodi Wastewater System Revenue COP, Series A, MBIA-Insured, 5.000% due 10/1/23	1,826,141
		Metropolitan Water District, Southern California Waterworks Revenue: Series A:
12,900,000	AA+	4.750% due 7/1/22 (c)	13,237,980
		Call 1/1/08 @ 101:
1,000,000	AA+	5.000% due 7/1/18 (b)	1,075,420
13,150,000	AAA	5.000% due 7/1/26 (b)	14,141,773
10,000,000	AAA	Series B-2, FGIC-Insured, 5.000% due 10/1/26	10,541,400
4,500,000	AA+	Series C, (Call 1/1/07 @ 102), 5.250% due 7/1/16 (b)	4,816,530
1,925,000	AAA	Morgan Hill COP, (Water Systems Improvement Projects), FSA-Insured, 5.125% due 6/1/21	2,059,172

See Notes to Financial Statements.
15 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Water & Sewer — 20.0% (continued)
$6,575,000	AAA	Placer County Water Agency Revenue COP, (Capital Improvement Projects), AMBAC-Insured, 5.500% due 7/1/29	$7,247,031
		Pomona Public Financing Authority Revenue:
2,855,000	AAA	Series Q, MBIA-Insured, (Call 12/1/05 @ 102), 5.750% due 12/1/15 (b)	2,985,930
2,500,000	AAA	Water Facilities Project, Series AA, FSA-Insured, 5.000% due 5/1/29	2,595,550
6,875,000	AAA	San Diego PFA, Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20	6,965,269
2,820,000	AAA	Sunnyvale Financing Authority, Water & Wastewater Revenue, AMBAC-Insured, 5.000% due 10/1/22	2,968,276

			171,689,912

		TOTAL LONG-TERM INVESTMENTS — 95.9% (Cost — $729,001,659)	821,702,900

SHORT-TERM INVESTMENTS (g) — 2.7%
Electric, Light & Power — 0.2%
800,000	A-1+	California State Department of Water Resources, Power Supply Revenue, Series B-3, 1.760% due 5/1/22	800,000
900,000	A-1+	Los Angeles Water & Power Revenue, Sub-Series B-3, 1.810% due 7/1/34	900,000

			1,700,000

Finance — 0.3%
2,800,000	A-1+	California State Economic Recovery, Series C-7, 1.800% due 7/1/23	2,800,000

General Obligation — 0.4%
3,525,000	A-1+	California State, Series A-2, 1.800% due 5/1/33	3,525,000

Hospitals — 0.5%
		California Health Facilities Financing Authority Revenue:
3,400,000	VMIG 1*	Hospital Adventist Health System, Series A, 1.750% due 9/1/25	3,400,000
100,000	A-1+	Industrial Hospital Adventist, Series B, MBIA-Insured, 1.760% due 9/1/28	100,000
300,000	A-1+	Industrial Sutter, Series B, AMBAC-Insured, 1.800% due 7/1/12	300,000

			3,800,000

Pollution Control — 0.4%
2,300,000	A-1+	California Pollution Control Financing Authority, PCR, Pacific Gas and Electric, Series C, 1.800% due 11/1/26	2,300,000
1,400,000	A-1+	Orange County Sanitation Districts COP, Series B, 1.770% due 8/1/30	1,400,000

			3,700,000

Public Facilities — 0.7%
		Irvine California Improvement Board Act of 1915:
832,000	VMIG 1*	District No. 00-18, Series A, 1.770% due 9/2/26	832,000
4,429,000	A-1	District No. 87-8, 1.770% due 9/2/24	4,429,000
1,105,000	A-1+	District No. 97-16, 1.770% due 9/2/22	1,105,000

			6,366,000

See Notes to Financial Statements.
16 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Schedule of Investments (continued)	February 28, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Water & Sewer — 0.2%
$1,500,000	A-1+	Los Angeles Department of Water & Power, Waterworks Revenue, Sub-Series B-2, 1.770% due 7/1/35	$1,500,000

		TOTAL SHORT-TERM INVESTMENTS — 2.7% (Cost — $23,391,000)	23,391,000

		TOTAL INVESTMENTS — 98.6% (Cost — $752,392,659**)	845,093,900
		Other Assets in Excess of Liabilities — 1.4%	12,159,589

		TOTAL NET ASSETS — 100.0%	$857,253,489

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those identified by an asterisk (*), which are rated by Moody’s Investors Service.
(b)
Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is segregated for open futures contracts.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)
Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g)	Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**	Aggregate cost for federal income tax purposes is $750,923,304.

See pages 18 and 19 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements.
17 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)  — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, CCC and CC	—
Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, “CCC” and “CC”, the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainities or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”)  — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—
Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—
Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa	—
Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—
Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.
18 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Short-Term Security Ratings (unaudited)

SP-1	—
Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—
Standard & Poor’s highest commercial paper and variable-rate demand obligation (“VRDO”) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Abbreviations* (unaudited)

ABAG	—	Association of Bay Area Governments
AIG	—	American International Guaranty
AMBAC	—	Ambac Assurance Corporation
BAN	—	Bond Anticipation Notes
BIG	—	Bond Investors Guaranty
CGIC	—	Capital Guaranty Insurance Company
CHFCLI	—	California Health Facility Construction Loan Insurance
CONNIE	—	College Construction Loan Insurance
LEE		Association
COP	—	Certificate of Participation
EDA	—	Economic Development Authority
ETM	—	Escrowed To Maturity
FAIRS	—	Floating Adjustable Interest Rate Securities
FGIC	—	Financial Guaranty Insurance Company
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRTC	—	Floating Rate Trust Certificates
FSA	—	Financial Security Assurance
GIC	—	Guaranteed Investment Contract
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HDC	—	Housing Development Corporation
HFA	—	Housing Finance Agency
IDA	—	Industrial Development Agency
IDB	—	Industrial Development Board
IDR	—	Industrial Development Revenue
INFLOS	—	Inverse Floaters
ISD	—	Independent School District
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
MFH	—	Multi-Family Housing
MGIC	—	MGIC Investment Corporation
MVRICS	—	Municipal Variable Rate Inverse Coupon Security
PCR	—	Pollution Control Revenue
PFA	—	Public Financing Authority
PSFG	—	Permanent School Fund Guaranty
RAN	—	Revenue Anticipation Notes
RIBS	—	Residual Interest Bonds
SAVRS	—	Select Auction Variable Rate Securities
SYCC	—	Structured Yield Curve Certificate
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TOB	—	Tender Option Bonds
TRAN	—	Tax and Revenue Anticipation Notes
VA	—	Veterans Administration
VRDD	—	Variable Rate Daily Demand
VRWE	—	Variable Rate Wednesday Demand

——————
* Abbreviations may or may not appear in the Schedule of Investments.

19 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Statement of Assets and Liabilities	February 28, 2005

ASSETS:
Investments, at value (Cost — $752,392,659)	$845,093,900
Interest receivable	9,095,209
Receivable from broker — variation margin on open futures contracts	2,498,750
Receivable for Fund shares sold	1,853,060
Receivable for securities sold	518,900
Prepaid expenses	22,745

Total Assets	859,082,564

LIABILITIES:
Payable for Fund shares reacquired	752,397
Due to custodian	574,045
Investment advisory fee payable	201,922
Administration fee payable	121,920
Distribution plan fees payable	63,937
Transfer agency service fees payable	22,187
Directors’ fees payable	13,765
Accrued expenses	78,902

Total Liabilities	1,829,075

Total Net Assets	$857,253,489

NET ASSETS:
Par value of capital shares (Note 6)	$51,918
Capital paid in excess of par value	811,645,761
Undistributed net investment income	232,468
Accumulated net realized loss from investment transactions and futures contracts	(38,942,979)
Net unrealized appreciation of investments and futures contracts	84,266,321

Total Net Assets	$857,253,489

Shares Outstanding:
Class A	42,185,236

Class B	6,165,417

Class C	3,566,921

Net Asset Value:
Class A (and redemption price)	$16.52

Class B *	$16.49

Class C *	$16.48

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$17.21

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements. 20 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Statement of Operations	For the Year Ended February 28, 2005

INVESTMENT INCOME:
Interest	$43,984,173

EXPENSES:
Investment advisory fee (Note 2)	2,617,257
Distribution plan fees (Notes 2 and 4)	2,203,967
Administration fee (Note 2)	1,670,354
Transfer agency service fees (Notes 2 and 4)	189,867
Shareholder communications (Note 4)	78,264
Audit and legal	77,155
Custody	72,238
Registration fees	36,895
Directors’ fees	26,380
Other	22,355

Total Expenses	6,994,732
Less: Investment advisory fee waiver (Notes 2 and 8)	(56,220)

Net Expenses	6,938,512

Net Investment Income	37,045,661

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	3,371,227
Futures contracts	(22,936,301)

Net Realized Loss	(19,565,074)

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(1,705,412)

Net Loss on Investments and Futures Contracts	(21,270,486)

Increase in Net Assets From Operations	$15,775,175

See Notes to Financial Statements. 21 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Statements of Changes in Net Assets

For the Years Ended February 28, 2005 and February 29, 2004

	2005	2004

OPERATIONS:
Net investment income	$37,045,661	$40,013,927
Net realized gain (loss)	(19,565,074)	1,790,657
Net change in unrealized appreciation/depreciation	(1,705,412)	6,002,667

Increase in Net Assets From Operations	15,775,175	47,807,251

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(37,414,448)	(39,311,037)

Decrease in Net Assets From Distributions to Shareholders	(37,414,448)	(39,311,037)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	95,170,261	99,960,664
Net asset value of shares issued for reinvestment of distributions	19,560,109	20,894,978
Cost of shares reacquired	(149,388,917)	(168,727,858)

Decrease in Net Assets From Fund Share Transactions	(34,658,547)	(47,872,216)

Decrease in Net Assets	(56,297,820)	(39,376,002)

NET ASSETS:
Beginning of year	913,551,309	952,927,311

End of year*	$857,253,489	$913,551,309

* Includes undistributed net investment income of:	$232,468	$2,165,205

See Notes to Financial Statements. 22 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class A Shares(1)	2005		2004(2)	2003	2002	2001

Net Asset Value, Beginning of Year	$16.92		$16.76	$16.93	$16.70	$15.28

Income (Loss) From Operations:
Net investment income	0.72		0.75	0.77	0.79 (3)	0.79
Net realized and unrealized gain (loss)	(0.39)		0.15	(0.17)	0.22 (3)	1.41

Total Income From Operations	0.33		0.90	0.60	1.01	2.20

Less Distributions From:
Net investment income	(0.73)		(0.74)	(0.77)	(0.78)	(0.78)

Total Distributions	(0.73)		(0.74)	(0.77)	(0.78)	(0.78)

Net Asset Value, End of Year	$16.52		$16.92	$16.76	$16.93	$16.70

Total Return(4)	2.03%		5.48%	3.59%	6.20%	14.70%

Net Assets, End of Year (millions)	$697		$720	$734	$747	$698

Ratios to Average Net Assets:
Expenses	0.69	%(5)	0.68%	0.70%	0.68%	0.68%
Net investment income	4.35		4.46	4.58	4.68 (3)	4.91

Portfolio Turnover Rate	3%		14%	12%	21%	29%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the year ended February 29, 2004.
(3)
Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.77, $0.24 and 4.61% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(4)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)
The investment adviser voluntarily waived a portion of its fees for the year ended February 28, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been the same for the year ended February 28, 2005.

See Notes to Financial Statements.
23 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class B Shares(1)	2005		2004(2)	2003	2002	2001

Net Asset Value, Beginning of Year	$16.90		$16.74	$16.92	$16.69	$15.28

Income (Loss) From Operations:
Net investment income	0.63		0.66	0.68	0.69 (3)	0.70
Net realized and unrealized gain (loss)	(0.40)		0.15	(0.18)	0.24 (3)	1.41

Total Income From Operations	0.23		0.81	0.50	0.93	2.11

Less Distributions From:
Net investment income	(0.64)		(0.65)	(0.68)	(0.70)	(0.70)

Total Distributions	(0.64)		(0.65)	(0.68)	(0.70)	(0.70)

Net Asset Value, End of Year	$16.49		$16.90	$16.74	$16.92	$16.69

Total Return(4)	1.44%		4.94%	3.02%	5.69%	14.06%

Net Assets, End of Year (millions)	$101		$134	$157	$170	$183

Ratios to Average Net Assets:
Expenses	1.22	%(5)	1.20%	1.22%	1.20%	1.19%
Net investment income	3.82		3.94	4.06	4.14 (3)	4.39

Portfolio Turnover Rate	3%		14%	12%	21%	29%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the year ended February 29, 2004.
(3)
Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.68, $0.25 and 4.07% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(4)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)
The investment adviser voluntarily waived a portion of its fees for the year ended February 28, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been the same for the year ended February 28, 2005.

See Notes to Financial Statements.
24 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Class C Shares(1)(2)	2005		2004(3)	2003	2002	2001

Net Asset Value, Beginning of Year	$16.88		$16.72	$16.90	$16.68	$15.26

Income (Loss) From Operations:
Net investment income	0.63		0.65	0.68	0.69 (4)	0.69
Net realized and unrealized gain (loss)	(0.39)		0.15	(0.19)	0.22 (4)	1.42

Total Income From Operations	0.24		0.80	0.49	0.91	2.11

Less Distributions From:
Net investment income	(0.64)		(0.64)	(0.67)	(0.69)	(0.69)

Total Distributions	(0.64)		(0.64)	(0.67)	(0.69)	(0.69)

Net Asset Value, End of Year	$16.48		$16.88	$16.72	$16.90	$16.68

Total Return(5)	1.46%		4.91%	2.99%	5.59%	14.09%

Net Assets, End of Year (millions)	$59		$60	$62	$60	$51

Ratios to Average Net Assets:
Expenses	1.25	%(6)	1.24%	1.26%	1.25%	1.24%
Net investment income	3.79		3.90	4.01	4.12 (4)	4.34

Portfolio Turnover Rate	3%		14%	12%	21%	29%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the year ended February 29, 2004.
(4)
Effective March 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, those amounts would have been $0.68, $0.23 and 4.05% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)
The investment adviser voluntarily waived a portion of its fees for the year ended February 28, 2005. If such fees were not voluntarily waived, the actual expense ratio would have been 1.26% for the year ended February 28, 2005.

See Notes to Financial Statements.
25 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Smith Barney California Municipals Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts.  The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instruments, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(c) Fund Concentration.  The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

(d) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

26 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

(f) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. During the current year, the following reclassification has been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss

$(1,563,950)	$1,563,950

This reclassification is primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended February 28, 2005, SBFM voluntarily waived a portion of its investment advisory fee of $56,220.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended February 28, 2005, the Fund paid transfer agent fees of $129,974 to CTB.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares

27 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2005, CGM and its affiliates received sales charges of approximately $721,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$ 15,000	$ 160,000	$ 3,000

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$25,092,240

Sales	70,166,535

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$94,417,892
Gross unrealized depreciation	(247,296)

Net unrealized appreciation	$94,170,596

At February 28, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)

Contracts to Sell:
U.S. Treasury Bonds	2,690	3/05	$295,643,517	$304,222,187	$(8,578,670)
U.S. Treasury Bonds	160	6/05	18,118,750	17,975,000	143,750

Net Unrealized Loss					$(8,434,920)

4.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended February 28, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$ 1,048,833	$ 744,168	$ 410,966

28 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended February 28, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C

Transfer Agency Service Fees	$ 130,294	$ 43,938	$ 15,635

For the year ended February 28, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$ 15,756	$ 18,752	$ 7,756

5. Distributions Paid to Shareholders by Class

	Year Ended February 28, 2005	Year Ended February 29, 2004

Net Investment Income
Class A	$30,742,424	$31,318,944
Class B	4,416,197	5,663,746
Class C*	2,255,827	2,328,347

Total	$37,414,448	$39,311,037

* On April 29, 2004, Class L shares were renamed as Class C shares.

6.  Capital Shares

At February 28, 2005, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,034,785	$83,488,925	4,768,018	$80,191,110
Shares issued on reinvestment	963,842	15,939,163	984,175	16,528,525
Shares reacquired	(6,331,224)	(104,908,970)	(7,006,300)	(117,699,287)

Net Decrease	(332,597)	$(5,480,882)	(1,254,107)	$(20,979,652)

Class B
Shares sold	264,137	$4,370,175	687,289	$11,532,048
Shares issued on reinvestment	133,699	2,208,346	170,407	2,857,299
Shares reacquired	(2,161,676)	(35,795,842)	(2,339,835)	(39,264,581)

Net Decrease	(1,763,840)	$(29,217,321)	(1,482,139)	$(24,875,234)

Class C*
Shares sold	441,889	$7,311,161	491,147	$8,237,506
Shares issued on reinvestment	85,626	1,412,600	90,086	1,509,154
Shares reacquired	(525,240)	(8,684,105)	(701,593)	(11,763,990)

Net Increase (Decrease)	2,275	$39,656	(120,360)	$(2,017,330)

* On April 29, 2004, Class L shares were renamed as Class C shares.
29 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004, was as follows:

	2005	2004

Distributions paid from:
Tax-exempt income	$37,168,538	$39,050,302
Ordinary income	245,910	260,735

Total Distributions Paid	$37,414,448	$39,311,037

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C

3/15/05	3/18/05	$0.0585	$0.0511	$0.0508

As of February 28, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income — net	$244,111

Total Undistributed Earnings	244,111
Capital loss carryforwards (a)	(48,066,662)
Other book/tax temporary differences (b)	7,642,685
Unrealized appreciation (c)	85,735,676

Total Accumulated Earnings	$45,555,810

(a)	On February 28, 2005, the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

2/28/2007	$(980,365)
2/28/2008	(11,079,443)
2/28/2009	(4,885,141)
2/28/2011	(4,982,245)
2/28/2013	(26,139,468)

$(48,066,662)

These amounts will be available to offset any future taxable capital gains.
(b)
Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(c)
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book and tax accretion methods for market discount on fixed income securities.

30 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor. Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

31 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Notes to Financial Statements (continued)

9.  Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

32 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Smith Barney California Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipals Fund Inc. (“Fund”) as of February 28, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney California Municipals Fund Inc. as of February 28, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York April 19, 2005
33 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney California Municipals Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-451-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	50	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of the Board of The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1984	Attorney	51	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None
34 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1989	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1965	Chief Anti- Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

	Chief Compliance Officer	Since 2004

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

————————
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
35 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended February 28, 2005, qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the Fund paid an ordinary income distribution of $0.0047 to shareholders of record on December 14, 2004.

Please retain this information for your records.

36 Smith Barney California Municipals Fund Inc. | 2005 Annual Report

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

	DIRECTORS	INVESTMENT ADVISER
	Dwight B. Crane	AND ADMINISTRATOR
	Burt N. Dorsett	Smith Barney Fund
	R. Jay Gerken, CFA	Management LLC
Chairman
	Elliot S. Jaffe	DISTRIBUTORS
	Stephen E. Kaufman	Citigroup Global Markets Inc.
	Cornelius C. Rose, Jr.	PFS Distributors, Inc.

	OFFICERS	CUSTODIAN
	R. Jay Gerken, CFA	State Street Bank and
	President and	Trust Company
Chief Executive Officer
TRANSFER AGENT
	Andrew B. Shoup	Citicorp Trust Bank, fsb.
	Senior Vice President and	125 Broad Street, 11th Floor
	Chief Administrative Officer	New York, New York 10004

	Kaprel Ozsolak	SUB-TRANSFER AGENTS
	Chief Financial Officer	PFPC Inc.
	and Treasurer	P.O. Box 9699
Providence, Rhode Island
	Joseph P. Deane	02940-9699
Vice President and
	Investment Officer	Primerica Shareholder Services
P.O. Box 9662
	David T. Fare	Providence, Rhode Island
	Vice President and	02940-9662
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer
and Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney California Municipals Fund Inc.

This report is submitted for the general information of the shareholders of Smith Barney California Municipals Fund Inc. but it may also be used as sales literature.

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC. Smith Barney Mutual Funds 125 Broad Street 10th Floor, MF-2 New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.	©2005 Citigroup Global Markets Inc. Member NASD, SIPC FD2209 4/05 05-8241

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for the Smith Barney California Municipals Fund Inc. were $27,000 and $27,000 for the years ended 2/28/05 and 2/29/04.

(b)	Audit-Related Fees for the Smith Barney California Municipals Fund Inc. were $0 and $0 for the years ended 2/28/05 and 2/29/04.

(c)	Tax Fees for Smith Barney California Municipals Fund Inc. were $2,400 and $2,200 for the years ended 2/28/05 and 2/29/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney California Municipals Fund Inc.

(d)	All Other Fees for Smith Barney California Municipals Fund Inc. were $0 and $0 for the years ended 2/28/05 and 2/29/04.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney California Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; Tax Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; and Other Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney California Municipals Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney California Municipals Fund Inc. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 2/28/05 and 2/29/04.

(h)	Yes. The Smith Barney California Municipals Fund Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.

(a) Code of Ethics attached hereto. Exhibit 99.CODE ETH (b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney California Municipals Fund Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney California Municipals Fund Inc.

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney California Municipals Fund Inc.

Date: May 6, 2005

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney California Municipals Fund Inc.

Date: May 6, 2005